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                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

                           LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made as of March 29, 2007, by and between BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, a national banking association organized and existing under the laws of the United States of America with an address at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank"), NATIONAL DENTEX CORPORATION, a Massachusetts corporation, with an address at 526 Boston Post Road, Wayland, MA 01778 ("Dentex"), GREEN DENTAL LABORATORIES, INC., an Arkansas corporation, with an address at 1099 Wilburn Road, Heber Springs, AR 72543 ("Green"), KELLER GROUP, INCORPORATED, a Missouri corporation ("Keller"), KELLER LABORATORIES, INCORPORATED - MIDWEST, a Missouri corporation ("Keller Midwest") and KELLER LABORATORIES, INC. - SOUTHEAST, a Kentucky corporation ("Keller Southeast", and with Dentex, Green, Keller and Keller Midwest, each a "Borrower", and collectively the "Borrowers") each with an address at c/o National Dentex Corporation, 526 Boston Post Road, Wayland, MA 01778.

     WHEREAS, reference is made to that certain loan arrangement (the "Loan Arrangement") between the Bank and the Borrowers evidenced by, among any other documents, instruments, and agreements, (i) that certain Second Amended and Restated Loan Agreement dated November 7, 2006, by and among the Bank, Dentex, and Green (the "Loan Agreement"); (ii) that certain Second Amended and Restated First Line of Credit Note dated November 7, 2006, by and among the Bank and the Borrowers; (iii) that certain Second Amended and Restated Second Line of Credit Note dated November 7, 2006, by and among the Bank and the Borrowers; (iv) that certain Amended and Restated Term Note, dated November 7, 2006, between the Bank and the Borrowers; and (v) that certain Joinder Agreement dated as of January 11, 2007, by and among the Bank and the Borrowers; and

     WHEREAS, the Borrowers have requested that the Bank agree to the modification of the Loan Documents to provide for daily automatic advances under the First Line of Credit to bring Dentex's demand deposit account up to an agreed upon target balance, and the Bank has so agreed, but only upon the terms and conditions set forth hereinafter.

     NOW THERFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the Bank and the Borrowers that the Loan Agreement and the other Loan Documents are amended as follows:

1. Section 1, "The Credit Facility; Advances", is hereby amended by the addition of the following text at the end of the Section 1(a)(i):

     "To the extent that there is availability under the First Line of Credit, AutoBorrow Advances may be used to fund the Target Balance in accordance with the terms and conditions of the AutoBorrow Service Agreement."

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2. Section 1, "The Credit Facility; Advances", is hereby amended by the addition of the following text at the end of the Section 1(b):

     "AutoBorrow Advances shall be made to Dentex in accordance with the terms of the AutoBorrow Service Agreement."

3. Section 2, "Interest; Payments; Fees; Borrowing", is hereby amended by the addition of the following text at the end of Section 2(a):

     "AutoBorrow Advances shall bear interest at the LIBOR Lending Rate (having an Interest Period of 30 days) plus the Applicable Margin with respect thereto, as in effect from time to time."

4. Section 2, "Interest; Payments; Fees; Borrowing", is hereby amended by the addition of the following text as an additional paragraph following Section 2(f)(viii):

     "(ix) Notice Requirements for AutoBorrow Advances. Any requirements in this
     Section 2 for notice to the Bank shall not be construed to apply to AutoBorrow Advances. AutoBorrow Advances shall be made automatically in accordance with the terms of the AutoBorrow Service Agreement. AutoBorrow Advances may be prepaid at any time and from time to time, without notice to the Bank, and without premium or penalty."

5. Section 4, "Definitions", is hereby amended by the addition of the following definitions, which definitions shall be inserted as additional subsections at the end of Section 4:

     (a) "(oo) The term "AutoBorrow Advances" shall mean any advances made to the Borrowers under the terms of the AutoBorrow Service Agreement."

     (b) "(pp) The term "Target Balance" shall have the meaning ascribed to this term in the AutoBorrow Service Agreement."

     (c) "(qq) The term "AutoBorrow Service Agreement" shall mean that certain AutoBorrow Service Agreement dated as of May 12, 2004 by and between Dentex and the Bank, and/or any amendments, restatements or replacements thereof, as may be in effect from time to time."

6. Section 6, "Covenants", is hereby amended by deleting Section 6(u) in its entirety and inserting in lieu thereof the following text:

          "(u) Maximum Consolidated Total Funded Debt to Consolidated EBITDA. As at the end of any fiscal quarter, the ratio of (a) Consolidated Total Funded Debt as of such date to (b) Consolidated EBITDA for the


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               period of four (4) consecutive fiscal quarters ending on the date of calculation (i) prior to and including December 31, 2007, shall not exceed 2.5:1.0 and (ii) thereafter shall not exceed 2.0:1.0."

7. In all other respects, the Loan Agreement and the other Loan Documents are hereby confirmed and ratified and all terms and provisions not amended hereby shall remain in full force and effect. To the extent that any term and condition of the Loan Agreement or any other Loan Document is inconsistent with the terms and provisions hereof, the Loan Agreement and such other Loan Documents are hereby amended to reflect the modifications and amendments set forth in this Agreement.

8. To induce the Bank to enter into this Agreement, the Borrowers each represent and warrant that (a) all the representations and warranties contained in the Loan Documents, after giving effect to the amendments and modifications contemplated hereby are true and correct on and as of the date hereof as though made on and as of the date hereof; (b) as of the date hereof, the Borrowers have no defenses, counterclaims, offsets or other claims against the Bank or any of its officers, employees, agents, attorneys, predecessors, affiliates, or other representatives of any nature, relating to the Loan Arrangement; and (c) no default or breach under any of the Loan Documents after giving effect to the amendments contemplated hereby, and no event which the passage of time or giving of notice or both would constitute such a default or breach, exists on the date hereof.

9. This Agreement does not constitute a discharge, release or waiver of any of the Borrowers' obligations or liabilities under the Loan Documents, or any other agreements to which the Bank and the Borrowers and any guarantor are parties, all of which remain in full force and effect.

10. This Agreement and the rights and obligations of the parties hereunder shall be deemed to be a document executed under seal and shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law).

11. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective administrators, successors and assigns. This Agreement may only be amended in writing.

12. Capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

                  [Remainder of page intentionally left blank.]
                           [Signature page to follow.]


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                 [Signature page to Loan Modification Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        NATIONAL
                                        DENTEX CORPORATION:


/s/ Jill Crosby                         By: /s/ Richard F. Becker, Jr.
-------------------------------------       ------------------------------------
Witness:                                Name: Richard F. Becker, Jr.
                                        Title: Executive Vice President and
                                               Treasurer


                                        GREEN DENTAL LABORATORIES, INC.


/s/ Jill Crosby                         By: /s/ Richard F. Becker, Jr.
-------------------------------------       ------------------------------------
Witness:                                Name: Richard F. Becker, Jr.
                                        Title: Assistant Treasurer


                                        KELLER GROUP, INCORPORATED


/s/ Jill Crosby                         By: /s/ Richard F. Becker, Jr.
-------------------------------------       ------------------------------------
Witness:                                Name: Richard F. Becker, Jr.
                                        Title: Assistant Treasurer and Assistant
                                               Secretary


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           [Signature page to Loan Modification Agreement - continued]

                                        KELLER LABORATORIES, INCORPORATED -
                                        MIDWEST


/s/ Jill Crosby                         By: /s/ Richard F. Becker, Jr.
-------------------------------------       ------------------------------------
Witness:                                Name: Richard F. Becker, Jr.
                                        Title: Assistant Treasurer and Assistant
                                               Secretary


                                        KELLER LABORATORIES, INC. - SOUTHEAST


/s/ Jill Crosby                         By: /s/ Richard F. Becker, Jr.
-------------------------------------       ------------------------------------
Witness:                                Name: Richard F. Becker, Jr.
                                        Title: Assistant Treasurer and Assistant
                                               Secretary


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Richard MacDonald
                                            ------------------------------------
                                        Name: Richard MacDonald
                                        Title: Vice President


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